EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS




     We consent to the use in this Registration Statement on Amendment No. 2 to Form SB-2 of our report dated December 6, 2001 relating to the consolidated financial statements of Panther Telecommunications Corporation for the year ended August 31, 2001 and the reference to our firm as "Experts" in this Registration Statement.




                                                /s/ Feldman Sherb & Co., P.C.
                                                    ----------------------------
                                                    Feldman Sherb & Co., P.C.
                                                    Certified Public Accountants

New York, New York
March 15, 2002